UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________________________

SCHEDULE 14A

_____________________________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

New Horizon Aircraft Ltd.
(Name of Registrant as Specified In Its Charter)

_________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

New Horizon Aircraft Ltd.
3187 Highway 35
Lindsay, Ontario, K9V 4R1
(613) 866-1935

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON FEBRUARY 26, 2025

To the Shareholders of New Horizon Aircraft Ltd.:

The special meeting of shareholders (the “Special Meeting”) of New Horizon Aircraft Ltd. (the “Company”) will be held exclusively online via the Internet on Wednesday, February 26, 2025, at 10:00 a.m. Eastern Time. The purposes of the meeting are:

1.      To approve, in accordance with Nasdaq Listing Rule 5635, the conversion of certain Series A preferred shares (the “Series A Preferred Shares”) and the issuance of the Company’s Class A ordinary shares without par value (“Class A Ordinary Shares”) underlying such Series A Preferred Shares, which Series A Preferred Shares were issued in connection with an offering of securities of the Company that occurred on December 19, 2024. Detailed information with respect to this matter is set forth in the proxy statement, which we encourage you to carefully read in its entirety (the “Conversion Proposal”); and

2.      To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

Our board of directors (the “Board”) has fixed the close of business on January 27, 2025 as the record date (the “record date”) for determining holders of our Class A Ordinary Shares entitled to notice of, and to vote at, the Special Meeting or any adjournments or postponements thereof. On the record date, there were 31,230,914 Class A Ordinary Shares issued and outstanding.

The accompanying proxy statement for the Special Meeting (the “proxy statement”) contains important information about the Special Meeting and the Conversion Proposal. Whether or not you plan to attend the Special Meeting, the Company urges you to read this material carefully and vote your shares.

The proxy statement for the Special Meeting is dated February 4, 2025, and is being distributed or made available to shareholders on or about that date.

The Special Meeting will be presented exclusively online at https://www.cstproxy.com/newhorizonaircraft/sm2025. You will be able to attend the Special Meeting online and vote your shares electronically during the Special Meeting by visiting https://www.cstproxy.com/newhorizonaircraft/sm2025 and entering the 12-digit control number received with your proxy card.

Your vote is important. Whether or not you plan to attend the virtual Special Meeting, please vote over the Internet or by completing, signing, dating and returning your proxy card or voting instruction form so that your shares will be represented at the Special Meeting. Instructions for voting are described in the Notice, the proxy statement and the proxy card.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON WEDNESDAY, FEBRUARY 26, 2025: The Company’s Notice of Special Meeting of Shareholders and proxy statement are available at www.proxyvote.com.

By order of the Board,
/s/ Brandon Robinson
Brandon Robinson
Lindsay, Ontario	Chief Executive Officer
Date: February 4, 2025

NEW HORIZON AIRCRAFT LTD.
Proxy Statement
For the Special Meeting of Shareholders
To Be Held on February 26, 2025

i

NEW HORIZON AIRCRAFT LTD.
3187 Highway 35
Lindsay, Ontario, K9V 4R1
(613) 866-1935

PROXY STATEMENT FOR THE
2025 SPECIAL MEETING OF SHAREHOLDERS
INTRODUCTION

2025 Special Meeting of Shareholders

This proxy statement and associated proxy card are furnished in connection with the solicitation of proxies to be voted at the 2025 Special Meeting of Shareholders (the “Special Meeting”) of New Horizon Aircraft Ltd. (“we,” “us,” or the “Company”), which will be held on Wednesday, February 26, 2025, at 10:00 a.m. Eastern Time virtually via the Internet at https://www.cstproxy.com/newhorizonaircraft/sm2025. You will need to enter the 12-digit control number received with your proxy card to enter the Special Meeting via the online web portal.

By visiting this website, you may attend the Special Meeting virtually online and vote your shares electronically during the Special Meeting.

This proxy statement contains important information about the Special Meeting and the proposal to be voted on at the Special Meeting. Whether or not you plan to attend the Special Meeting, the Company urges you to read this material carefully and vote your shares.

This proxy statement for the Special Meeting is dated February 4, 2025, and is being distributed or made available to shareholders on or about that date.

Proposals to be Voted on at the Special Meeting

At the Special Meeting, shareholders will act upon the matters outlined in the notice of meeting accompanying this proxy statement, consisting of (i) the approval, in accordance with Nasdaq Listing Rule 5635, of the conversion of certain Series A preferred shares (the “Series A Preferred Shares”) and the issuance of the Company’s Class A ordinary shares without par value (“Class A Ordinary Shares”) underlying such Series A Preferred Shares, which Series A Preferred Shares were issued in connection with an offering of securities of the Company that occurred on December 19, 2024 (the “Conversion Proposal”) and (ii) such other business that may properly come before the meeting or any postponement or adjournment thereof. Our Board of Directors (the “Board”) is not currently aware of any other matters which will come before the meeting.

Our “named executive officers” in this Proxy Statement, as determined under applicable U.S. Securities and Exchange Commission (“SEC”) rules for smaller reporting companies like the Company, are:

•        Brandon Robinson, Chief Executive Officer;

•        Jason O’Neill, Chief Operating Officer; and

•        Brian Merker, Chief Financial Officer;

No cumulative voting rights are authorized, and appraisal or dissenters’ rights are not applicable to this matter.

Questions and Answers about the Special Meeting

Please see “Questions and Answers about the Special Meeting” beginning on page 3 for important information about the proxy materials, voting, the Special Meeting, Company documents, and communications. For information related to submitting shareholders’ proposals and director nominees for the 2025 annual meeting of shareholders, please see “Shareholder Proposals” beginning on page 15.

If you have any questions, require any assistance with voting your shares or need additional copies of this proxy statement or voting materials, please contact:

Investor Relations
New Horizon Aircraft Ltd.
3187 Highway 35
Lindsay, Ontario, K9V 4R1
(613) 866-1935
IR@horizonaircraft.com

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

Why am I receiving these proxy materials?

You received these proxy materials because you owned Class A Ordinary Shares as of January 27, 2025, the record date for the Special Meeting, and our Board is soliciting your proxy to vote at the Special Meeting. This proxy statement describes matters on which we would like you to vote at the Special Meeting. It also gives you information on these matters so that you can make an informed decision.

Why does the Company need to hold a special meeting of shareholders?

The Special Meeting is being held to approve, in accordance with Nasdaq Listing Rule 5635, the conversion of certain Series A Preferred Shares and the issuance of the Class A Ordinary Shares underlying such Series A Preferred Shares, which Series A Preferred Shares were issued in connection with an offering of securities of the Company that occurred on December 19, 2024.

How do I attend the Special Meeting online?

We will host the Special Meeting exclusively live online. Any shareholder can attend the Special Meeting live online at https://www.cstproxy.com/newhorizonaircraft/sm2025. To enter the Special Meeting, you will need the 12-digit control number included in your Notice or proxy card (if you received a printed copy of the proxy materials). Instructions on how to attend and participate online, including how to demonstrate proof of share ownership, are posted at https://www.cstproxy.com/newhorizonaircraft/sm2025. We encourage you to access the meeting prior to the start time. Online check-in will begin at 9:45 a.m., Eastern Time, and you should allow ample time for the check-in procedures.

Who is entitled to vote at the Special Meeting?

Only shareholders of record at the close of business on the record date will be entitled to vote at the Special Meeting. On the record date, there were 31,230,914 Class A Ordinary Shares issued and outstanding. All of these outstanding shares are entitled to vote at the Special Meeting on the matters described in this proxy statement. Each holder of Class A Ordinary Shares is entitled to one vote per Class A Ordinary Share held.

How do I vote my shares without attending the Special Meeting?

If on the record date your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a shareholder of record. Shareholders of record may vote by using the Internet or if you received a proxy card by mail, by mail as described below. Shareholders of record also may attend the Special Meeting virtually and vote during the Special Meeting.

•        You may vote by using the Internet.    The address of the website for Internet voting is www.proxyvote.com. Internet voting is available 24 hours a day and will be accessible until 11:59 p.m. Eastern Time on February 25, 2025, the day before the Special Meeting. Easy-to-follow instructions allow you to vote your shares and confirm that your instructions have been properly recorded.

•        You may vote by mail.    If you received a proxy card by mail and choose to vote by mail, simply mark your proxy card, date and sign it, and return it in the postage-paid envelope. Your proxy card must be received by the close of business on February 25, 2025, the day before the Special Meeting.

•        You may vote virtually during the Special Meeting.    You may attend the Special Meeting virtually and vote your shares during the Special Meeting.

When you vote by any of the above methods, you appoint Brandon Robinson, our Chief Executive Officer as your representative (or proxyholder) at the Special Meeting. By doing so, you ensure that your shares will be voted whether or not you attend the Special Meeting. The proxyholder will vote your shares at the Special Meeting as you have instructed them.

In addition, the proxyholder, in his discretion, is further authorized to vote (a) on any matter that the Board did not know would be presented at the Special Meeting by a reasonable time before the proxy solicitation was made and (b) on other matters that may properly come before the Special Meeting and any adjournments or postponements thereof.

If you hold shares through a bank or broker (i.e., in “street name”), please refer to your Notice, proxy card or other information forwarded by your bank or broker to see which voting options are available to you.

The method you use to vote will not limit your right to vote at the Special Meeting if you decide to attend. If you desire to vote at the Special Meeting and hold your shares in “street name,” however, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote virtually at the Special Meeting.

How do I vote at the Special Meeting?

We will be hosting the Special Meeting live via webcast. Any shareholder can attend the Special Meeting live online at https://www.cstproxy.com/newhorizonaircraft/sm2025. If you were a shareholder as of the record date, or you hold a valid proxy for the Special Meeting, you can vote at the Special Meeting. A summary of the information you need to attend the Special Meeting online is provided below:

•        Instructions on how to attend and participate via the Internet, including how to demonstrate proof of share ownership, are posted at https://www.cstproxy.com/newhorizonaircraft/sm2025.

•        Assistance with questions regarding how to attend and participate via the Internet will be provided at https://www.cstproxy.com/newhorizonaircraft/sm2025 on the day of the Special Meeting.

•        Webcast starts at 10:00 a.m., Eastern Time.

•        You will need your 12-digit control number to enter the Special Meeting.

To attend and participate in the Special Meeting, you will need the 12-digit control number included on your proxy card or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your bank or broker to obtain your 12-digit control number or otherwise vote through the bank or broker. If you lose your 12-digit control number, you may join the Special Meeting as a “Guest”, but you will not be able to vote or access the list of shareholders as of the record date.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the Special Meeting. If you are the shareholder of record of your shares, you may revoke your proxy in any one of three ways:

•        You may submit a subsequent proxy by using the Internet or by mail with a later date;

•        You may deliver a written notice that you are revoking your proxy to the Company at 3187 Highway 35 Lindsay, Ontario, K9V 4R1; or

•        You may attend the Special Meeting virtually and vote your shares at the Special Meeting. Simply attending the Special Meeting without affirmatively voting will not, by itself, revoke your proxy.

If you are a beneficial owner of your shares, you must contact the broker or other nominee holding your shares and follow their instructions for changing your vote.

How many votes do you need to hold the Special Meeting?

We will not hold the Special Meeting unless a quorum of holders of 331/3 percent of the voting power of the outstanding shares of the Company entitled to vote at the meeting is represented virtually or by proxy at the Special Meeting. On the record date, there were 31,230,914 Class A Ordinary Shares entitled to 31,230,914 votes in the aggregate. Therefore, for us to have a quorum, shares entitled to 10,410,305 votes must be represented by shareholders present at the Special Meeting or represented by proxy.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you attend the Special Meeting virtually and vote at that time. Abstentions and broker non-votes will be counted for the purpose of determining whether a quorum is present for the transaction of business. If a quorum is not present, the shareholders entitled to vote at the meeting, present or represented, will have the power to adjourn the meeting from time to time until a quorum shall be present or represented.

What matters will be voted on at the Special Meeting?

The following proposal is scheduled to be voted on at the Special Meeting: To approve, in accordance with Nasdaq Listing Rule 5635, the conversion of certain Series A Preferred Shares and the issuance of the Company’s Class A Ordinary Shares underlying such Series A Preferred Shares, which Series A Preferred Shares were issued in connection with an offering of securities of the Company that occurred on December 19, 2024.

No cumulative voting rights are authorized, and appraisal or dissenters’ rights are not applicable to this matter.

What will happen if I do not vote my shares?

Shareholder of Record:    Shares Registered in Your Name. If you are the shareholder of record of your shares and you do not vote by proxy card, via the Internet or virtually at the Special Meeting, your shares will not be voted at the Special Meeting.

Beneficial Owner:    Shares Registered in the Name of Broker or Bank. Brokers, banks or other nominees who hold our Class A Ordinary Shares for a beneficial owner in “street name” have the discretion to vote on “routine” proposals when they have not received voting instructions from the beneficial owner at least 10 days prior to the Special Meeting. A broker non-vote occurs when a broker or other nominee does not receive voting instructions from the beneficial owner and does not have the discretion to direct the voting of the shares. Under the rules that govern brokers that are voting shares held in street name, brokers have the discretion to vote those shares on routine matters but not on non-routine matters. There are no routine matters in this proxy statement. Therefore, your broker does not have discretion to vote your shares on the Conversion Proposal.

We encourage you to provide instructions to your bank or brokerage firm by voting your proxy. This action ensures your shares will be voted at the Special Meeting in accordance with your wishes.

How may I vote for the Conversion Proposal and what is the vote required for the Conversion Proposal?

You may vote FOR or AGAINST or ABSTAIN from voting on the Conversion Proposal. For the Conversion Proposal to be approved, we must receive a FOR vote from the holders of a majority of all those outstanding shares that (a) are present or represented by proxy at the Special Meeting, and (b) are cast either affirmatively or negatively on the proposal. Abstentions and broker non-votes (if any) will not be counted FOR or AGAINST the Conversion Proposal and will have no effect on the proposal.

How does the Board recommend that I vote?

The Board recommends that you vote FOR the Conversion Proposal.

What happens if I sign and return my proxy card but do not provide voting instructions?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted for the Conversion Proposal.

Could other matters be decided at the Special Meeting?

We do not know of any other matters that may be presented for action at the Special Meeting. The proxyholders, in their discretion, are further authorized to vote on any matter that the Board did not know would be presented at the Special Meeting by a reasonable time before the proxy solicitation was made and on other matters that may properly come before the Special Meeting and any adjournments or postponements thereof.

Who is paying for this proxy solicitation?

The accompanying proxy is being solicited by the Board. In addition to this solicitation, our officers, directors and employees may solicit proxies in person, by telephone, or by other means of communication. Officers, directors and employees will not be paid any additional compensation for soliciting proxies. In addition, we may also retain one or more third parties to aid in the solicitation of brokers, banks and institutional and other shareholders. We will pay for the entire cost of soliciting proxies. We may reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What happens if the Special Meeting is postponed or adjourned?

Unless the polls have closed or you have revoked your proxy, your proxy will still be in effect and may be voted once the Special Meeting is reconvened. However, you will still be able to change or revoke your proxy with respect to any proposal until the polls have closed for voting on that proposal.

How can I find out the results of the voting at the Special Meeting?

Preliminary voting results are expected to be announced at the Special Meeting. Final voting results will be reported on a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) no later than four business days following the conclusion of the Special Meeting.

How can I find the Company’s proxy materials on the Internet?

This proxy statement is available at our corporate website at https://www.horizonaircraft.com. You also can obtain copies without charge at the SEC’s website at www.sec.gov. Additionally, in accordance with SEC rules, you may access these materials at www.proxyvote.com.

How do I obtain a separate set of proxy materials if I share an address with other shareholders?

In some cases, shareholders holding their shares in a brokerage or bank account who share the same surname and address and have not given contrary instructions receive only one copy of the proxy materials. This practice is designed to reduce duplicate mailings and save printing and postage costs. If you would like to have a separate copy of the proxy statement mailed to you or to receive separate copies of future mailings, please submit your request to the address or phone number that appears on your proxy card. We will deliver such additional copies promptly upon receipt of such request.

In other cases, shareholders receiving multiple copies of the proxy materials at the same address may wish to receive only one. If you would like to receive only one copy if you now receive more than one, please submit your request to the address or phone number that appears on your proxy card.

Can I receive future proxy materials electronically?

Yes. This proxy statement is available at our corporate website at https://www.horizonaircraft.com. Instead of receiving paper copies in the mail, shareholders can elect to receive an email that provides a link to our future proxy materials on the Internet. Opting to receive your proxy materials electronically will save us the cost of producing and mailing documents to your home or business, will reduce the environmental impact of our special meetings and will give you an automatic link to the proxy voting site.

Who can I contact if I have any questions?

If you have any questions, would like additional proxy materials or proxy cards, or need assistance in voting your shares, please contact Investor Relations, New Horizon Aircraft Ltd., by mail at 3187 Highway 35, Lindsay, Ontario, K9V 4R1, by telephone at (613) 866-1935 or by email at IR@horizonaircraft.com.

Can I submit a proposal for inclusion in the proxy statement for the 2025 annual meeting?

Our shareholders may submit proper proposals for inclusion in our proxy statement and for consideration at our 2025 annual meeting of shareholders by submitting their proposals in writing to the Secretary of the Company in a timely manner. Please see “Shareholder Proposals” beginning on page 15 for more information.

Can I submit a nomination for director candidates and proposals not intended for inclusion in the proxy statement for the 2025 annual meeting?

Our shareholders may nominate persons for election to the Board at the 2025 annual meeting of shareholders by delivering written notice of the nomination to the Secretary of the Company in a timely manner. Please see “Shareholder Proposals” beginning on page 15 for more information.

Where can I obtain a copy of the Company’s Articles?

A copy of our Articles provisions governing the notice requirements set forth above may be obtained by writing to the Secretary of the Company. Such requests and all notices of proposals and director nominations by shareholders should be sent to New Horizon Aircraft Ltd., 3187 Highway 35, Lindsay, Ontario, K9V 4R1, Attention: Compliance Officer.

PROPOSAL 1
APPROVAL, IN ACCORDANCE WITH NASDAQ LISTING RULE 5635, OF THE CONVERSION OF CERTAIN SERIES A PREFERRED SHARES AND THE ISSUANCE OF CLASS A ORDINARY SHARES UNDERLYING SUCH SERIES A PREFERRED SHARES, WHICH SERIES A PREFERRED SHARES WERE ISSUED IN CONNECTION WITH AN OFFERING OF SECURITIES OF THE COMPANY THAT OCCURRED ON DECEMBER 19, 2024

We are seeking shareholder approval, for purposes of complying with Nasdaq Listing Rule 5635(b) and (d), for the conversion of certain 4,500 Series A Preferred Shares and the issuance of the Class A Ordinary Shares underlying such Series A Preferred Shares, which Series A Preferred Shares were issued in connection with an offering of securities of the Company that occurred on December 19, 2024.

Background

All figures referenced below are quoted in $USD unless otherwise specifically noted.

On December 18, 2024, the Company entered into subscription agreements (each a “Subscription Agreement”) with Canso Investment Counsel Ltd., in its capacity as portfolio manager acting for and on behalf of certain accounts managed by it, Canso Select Opportunities Corporation, and GRIP Investments Limited (each a “Purchaser” and, collectively the “Purchasers”), pursuant to which the Purchasers purchased an aggregate of 4,166,667 Class A Ordinary Shares of the Company, without par value per share (the “Subscribed Common Shares” and each Class A Ordinary Share in the authorized share structure of the Company, a “Common Share”) at a price of $0.36 per share, and an aggregate of 4,500 Series A Preferred Shares of the Company (the “Subscribed Preferred Shares” and collectively with the Subscribed Common Shares, the “Subscribed Shares”) at a price of $1,000 per share, subject to the terms and conditions set out in the Subscription Agreements (the “Canso Financing”). The Canso Financing closed on December 19, 2024 (the “Closing Date”).

The Series A Preferred Shares are convertible, at the option of the holder and without additional consideration, into Common Shares on approximately a one for 2222.22 basis. An aggregate of 10,000,000 Common Shares are issuable upon conversion of the 4,500 Series A Preferred Shares issued and outstanding.

On January 10, 2025, the Company and each Purchaser entered into an amendment to the Subscription Agreement (the “Amendment”), pursuant to which each Subscription Agreement was modified to add a provision prohibiting the Company from issuing upon conversion of the Series A Preferred Shares, a number of Common Shares exceeding 19.99% of Common Shares outstanding on the Closing Date before giving effect to the Canso Financing, prior to obtaining shareholder approval, pursuant to Nasdaq Listing Rule 5635.

The Subscription Agreements contain customary representations and warranties and covenants that the parties made to, and solely for the benefit of, each other in the context of all of the terms and conditions of the Subscription Agreements and in the context of the specific relationship between the parties thereto. The Subscription Agreements contemplate that the Company will obtain the shareholder approval by March 11, 2025 (60 days from the date of the Amendment), recommend to shareholders that they approve the Conversion Proposal, and to continue to hold shareholder meetings until the Conversion Proposal is approved.

The Subscribed Shares were sold in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended, and the rules and regulations thereunder (the “Securities Act”), and Rule 506 of Regulation D as promulgated by the SEC under the Securities Act.

The information set forth in this Proposal No. 1 is qualified in its entirety by reference to the full text of the form of Subscription Agreement and the Amendment, attached as exhibit 10.1 and 10.1, respectively, to our Current Reports on Form 8-K filed with the SEC on December 20, 2024, and January 13, 2025, respectively. Shareholders are urged to carefully read these documents.

We are seeking approval for the Conversion Proposal because, pursuant to the Subscription Agreement, as amended by the Amendment, until the Company obtains shareholder approval, the Series A Preferred Shares cannot be converted into Common Shares, if upon conversion of the Series A Preferred Shares, a number of Common Shares which, when aggregated with any additional Common Shares issued on or after the Closing Date and prior to such conversion date would exceed 19.99% of the outstanding Common Shares outstanding on the Closing Date before giving effect to the Canso Financing (the “Conversion Threshold”).

The Company is not seeking the approval of its shareholders to authorize its entry into the Subscription Agreements, as the Company has already done so, and such documents already are binding obligations of the Company. The failure of the Company’s shareholders to approve the Conversion Proposal will not negate the existing terms of the documents, which will remain binding obligations of the Company.

Series A Preferred Shares

The Series A Preferred Shares have the following special rights and restrictions.

Consent of Holders

Where an action is to be taken by one or more holders of record who hold collectively more than 50% of the outstanding Series A Preferred Shares (the “Preferred Majority”), in addition to the requirements of applicable law, if any, such action may be taken if the Preferred Majority: agree in writing; or pass a resolution to such effect at a duly constituted meeting of holders of all outstanding Series A Preferred Shares (“Holders”), voting as a single class.

Voting Rights

The holders of Series A Preferred Shares are not entitled, as such, to receive notice of, or to attend or vote at, any general meeting of shareholders of the Company.

Dividends

Subject to the Business Corporations Act (British Columbia) (the “BCBCA”), the holders of Series A Preferred Shares are entitled to receive, as and when declared by the directors of the Company, but always in preference and priority to any payment of dividends on the Common Shares and on any other shares of the Company ranking junior to the Series A Preferred Shares with respect to dividends, dividends payable on such date or dates as may from time to time be determined by the directors.

Payment on Liquidation Event

Upon the occurrence of a liquidation, winding-up or dissolution of the Company whether voluntary or involuntary, or any other distribution of the Company’s assets among its shareholders for the purpose of winding up its affairs (a “Liquidation Event”), the Holders are entitled pari passu, in preference to the rights of holders of the Common Shares or any shares of a class ranking junior to the Series A Preferred Shares, to be paid out of the assets of the Company available for distribution to holders of the Company’s capital, an amount equal to $1,000 for each Series A Preferred Share.

Insufficient Assets

If all of the assets of the Company are insufficient to permit the payment in full to the Holders of all amounts to be distributed to them, then the assets of the Company available for such distribution are to be distributed ratably among the Holders, pari passu, in proportion to the full preferential amount each such Holder is otherwise entitled to receive.

Remaining Assets

After the payment referred to in the section titled “Payment on Liquidation Event”, has been made in full to the Holders, or funds necessary for such payment have been set aside by the Company in trust for the exclusive benefit of such Holders so as to be available for such payment, any assets remaining available for distribution are to be distributed, subject to the rights, if any, of holders of any other class of shares to receive a portion of such remaining assets, ratably among the holders of Common Shares.

Distribution Other than Cash

If a Liquidation Event occurs, and assets other than cash are available for satisfaction of the payments to which the Holders are entitled upon such Liquidation Event, the value of such assets for this purpose is their fair market value.

Notice

At least 15 days before the proposed date of a Liquidation Event (or such shorter period as determined by the Preferred Majority), the Company will deliver to the Holders written notice of the proposed Liquidation Event stating an estimated payment date, an estimate of the amount to which the Holders are entitled and the place where such payments are payable.

Conversion Rights

The Series A Preferred Shares are convertible, at the option of the Holder and without payment of additional consideration, into Common Shares on a one for 2222.222222 basis.

Time of Conversion

Conversion is deemed to be effected immediately prior to the close of business on the date on which the documentation set out in section titled “Mechanics of Conversion” is received by the Company (the “Conversion Date”).

Effect of Conversion

Upon the conversion of the Series A Preferred Shares: the rights of a Holder as a holder of the converted Series A Preferred Shares cease, except for the right to receive a certificate or certificates for the number Common Shares into which the Series A Preferred Shares are converted and the cash payment, if any, referred to in the section titled “Fractional Shares”; and each person in whose name any certificate for Common Shares is issuable upon such conversion is deemed to have become the holder of record of such Common Shares.

Mechanics of Conversion

To exercise conversion rights, a Holder must: give written notice to the Company at its principal office: stating that the Holder elects to convert such Series A Preferred Shares; and providing the name or names (with address or addresses) in which the certificate or certificates for Common Shares issuable upon such conversion are to be issued; surrender the certificate or certificates representing the Series A Preferred Shares being converted to the Company at its principal office; and where the Common Shares are to be registered in the name of a person other than the Holder, provide evidence to the Company of proper assignment and transfer of the surrendered certificates to the Company, including evidence of compliance with applicable Canadian and United States securities laws and any applicable shareholder agreement.

Within 10 days after the Conversion Date, the Company will issue and deliver to the Holder a certificate or certificates in such denominations as such Holder requests for the number of full Common Shares issuable upon the conversion of such Series A Preferred Shares, together with cash in respect of any fractional Common Shares issuable upon such conversion.

Fractional Shares

No fractional Common Shares will be issued upon conversion of Series A Preferred Shares. Instead of any fractional Common Shares that would otherwise be issuable upon conversion of Series A Preferred Shares, the Company will pay to the Holder a cash adjustment in respect of such fraction in an amount equal to the same fraction of the market price per Common Share (as determined in a manner reasonably prescribed by the board of directors) at the time of conversion.

Partial Conversion

If some but not all of the Series A Preferred Shares represented by a certificate or certificates surrendered by a Holder are converted, the Company will execute and deliver to or on the order of the Holder, at the expense of the Company, a new certificate representing the number of Series A Preferred Shares that were not converted.

The foregoing description of the Notice of Articles and altered Articles does not purport to be complete and is qualified in its entirety by reference to the full text of each document, which are filed as Exhibits 3.1 and 3.2, respectively, to the Current Report on Form 8-K filed with the SEC on December 20, 2024, and is incorporated by reference herein.

Nasdaq Shareholder Approval Requirement; Reasons for the Conversion Proposal

Nasdaq Listing Rule 5635(d) requires shareholder approval in connection with a transaction, other than a public offering, involving the sale or issuance by the issuer of common stock (or securities convertible into or exchangeable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power of such company outstanding before the issuance for a price that is less than the lower of: (i) the closing price of the common stock immediately preceding the signing of the binding agreement for the issuance of such securities and (ii) the average closing price of the common stock for the five trading days immediately preceding the signing of the binding agreement for the issuance of such securities (such price, the “Nasdaq Minimum Price”).

The Series A Preferred Shares were issued in a private placement which is not a public offering and which resulted in the issuance of securities convertible into our Common Shares equal to more than 20% of the voting power of our outstanding Common Shares below the Nasdaq Minimum Price. Because of this, the Series A Preferred Shares may not be converted beyond the Conversion Threshold, and therefore have no value, unless shareholder approval of their conversion is obtained.

Additionally, Nasdaq Listing Rule 5635(b) requires shareholder approval prior to the issuance of securities when the issuance or potential issuance will result in a “change of control” of the company. This rule does not define when a change in control of a company may be deemed to occur; however, Nasdaq suggests in its guidance that a change of control would occur, subject to certain limited exceptions, if after a transaction a person or entity will hold 20% or more of the outstanding shares of common stock or voting power of an issuer and such ownership or voting power of an issuer would represent the largest ownership position in the issuer. We are seeking shareholder approval of the Conversion Proposal in order to satisfy the requirements of Nasdaq Listing Rule 5635(b) with respect to the issuance of Common Shares upon the conversion of the Series A Preferred Shares in the event that such issuance could be considered to result in a “change of control” under Nasdaq Listing Rule 5635(b).

If the Conversion Proposal is not approved, we would be obligated to continue to hold shareholder meetings until it is approved, at significant cost to the Company. Further, the Company would be unable to issue shares upon conversion of the Preferred Shares without facing delisting of the Company’s securities from the Nasdaq Stock Market. If Nasdaq delists our securities from trading on its exchange, we could face significant material adverse consequences, including:

•        a limited availability of market quotations for our securities;

•        reduced liquidity with respect to our securities;

•        a determination that our shares are a “penny stock,” which will require brokers trading in our securities to adhere to more stringent rules, possibly resulting in a reduced level of trading activity in the secondary trading market for our securities;

•        a limited amount of news and analyst coverage; and

•        a decreased ability to issue additional securities or obtain additional financing in the future.

Required Vote and Recommendation of the Board

For the Conversion Proposal to be approved, we must receive a FOR vote from the holders of a majority of all those outstanding shares that (a) are present or represented by proxy at the Special Meeting, and (b) are cast either affirmatively or negatively on the Conversion Proposal. Shares represented by signed proxy cards and ballots submitted via the Internet at the Special Meeting will be voted FOR the Conversion Proposal at the Special Meeting, unless otherwise marked on the proxy card or ballot, respectively. Abstentions and broker non-votes will not be counted FOR or AGAINST the proposal and will have no effect on the proposal.

The Board unanimously recommends that you vote FOR the Conversion Proposal.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Overview

The table below provides information concerning beneficial ownership of our Class A Ordinary Shares as of the record date by each shareholder, or group of affiliated shareholders, as of the record date, by:

•        each person who is known to be the beneficial owner of more than 5% of our Class A Ordinary Shares;

•        each of our named executive officers;

•        each of our directors; and

•        all of our current executive officers and directors as a group.

The following table is based upon information supplied by directors, executive officers and principal shareholders; and Schedule 13G, Schedule 13D and Section 16 filings filed with the SEC through the record date. The column in each table entitled “% of Class” is based upon 31,230,914 Class A Ordinary Shares issued and outstanding as of the record date.

Explanation of Certain Calculations in the Table of Certain Beneficial Owners

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days. Except as described in the footnotes below and subject to applicable community property laws and similar laws, we believe that each person listed above has sole voting and investment power with respect to such shares.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares beneficially owned by them. Unless otherwise noted, the business address of each of the following entities or individuals is 3187 Highway 35, Lindsay A6 K9V 4R1, Ontario Canada.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	% of Class
Directors and Named Executive Officers
Brandon Robinson(1)(2)	2,564,166	8.2%
Jason O’Neill(3)	407,748	1.3%
Brian Merker(8)	118,035	*
Stewart Lee(4)	298,735	1.0%
Trisha Nomura	30,500	*
John Maris	17,908	*
John Pinsent	17,908	*
All executive officers and directors as a group (7 individuals)	3,455,000	11.1%

Greater than Five Percent Holders:
Brian Robinson(1)(5)	2,551,672	8.2%
Dustin Shindo(6)	3,345,063	10.7%
Mehana Capital LLC(6)	1,242,125	4.0%
Robinson Family Ventures(1)	2,395,634	7.7%
Canso Investment Counsel Ltd.(7)	4,819,539	15.4%

____________

*        Less than 1%.

(1)      Brandon Robinson and Brian Robinson are the directors of Robinson Family Ventures Inc. Brandon Robinson and Brian Robinson may each be deemed to share beneficial ownership of the securities held of record by Robinson Family Ventures Inc. Each of Brandon Robinson and Brian Robinson disclaims any such beneficial ownership except to the extent of his pecuniary interest.

(2)      Includes options to purchase 143,213 shares at a price of $CAD0.76 per share. The table reflects the options on a fully vested basis.

(3)      Includes options to purchase 146,252 shares at a price of $CAD0.76 per share. The table reflects the options on a fully vested basis.

(4)      Includes options to purchase 35,455 shares at a price of $CAD0.76 per share. The table reflects the options on a fully vested basis.

(5)      Includes options to purchase 117,001 shares at a price of $CAD0.76 per share. The table reflects the options on a fully vested basis.

(6)      Based on a Schedule 13D/A filed on September 25, 2024, by Mehana Capital LLC, the Sponsor, and Dustin Shindo. Mr. Shindo is the managing member of the Sponsor. By virtue of this relationship, Mr. Shindo may be deemed to share beneficial ownership of the securities held of record by the Sponsor. Mr. Shindo disclaims any such beneficial ownership except to the extent of his pecuniary interest. The address of Mehana Capital LLC is 4348 Waialae Ave Unit 632, Honolulu, HI 96816.

(7)      Based on a Schedule 13G/A filed on January 8, 2025, by Canso Investment Counsel Ltd. The business address of Canso Investment Counsel Ltd. is 100 York Blvd., Suite 550, Richmond Hill, On, L4B 1J8.

(8)      Includes options to purchase 100,000 shares at a price of $USD0.85 per share. The table reflects the options on a fully vested basis.

SHAREHOLDER PROPOSALS

Proposals to be Included in Our Proxy Statement

If you want to submit a proposal for inclusion in our proxy statement for the 2025 annual meeting of shareholders, you may do so by following the procedures in Rule 14a-8 under the Exchange Act and section 188 of the BCBCA. To be eligible for inclusion, shareholder proposals (other than nominees for directors) must be received at the Company’s principal executive office, at the following address: New Horizon Aircraft Ltd., 3187 Highway 35, Lindsay, Ontario, K9V 4R1, Attention: Compliance Officer, no later than July 28, 2025 (120 days before the anniversary of this year’s mailing date). If the date of the 2025 annual meeting has been changed by more than 30 days from the anniversary of the date of the 2024 annual meeting, then the deadline is a reasonable time before the Company begins to print and send its proxy materials, which in the Company’s opinion would be no less than 120 days before that date.

A shareholder’s notice to the Secretary must set forth as to each matter the shareholder proposes to bring before the meeting: (i) a description in reasonable detail of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (ii) the name and address, as they appear on the Company’s books, of the shareholder proposing such business and of the beneficial owner, if any, on whose behalf the proposal is made, (iii) such information regarding each director nominee or each matter of business to be proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC, had the nominee been nominated, or intended to be nominated, or the matter been proposed, or intended to be proposed by the Board; (iv) if applicable, the consent of each nominee to be named in the proxy statement and to serve as director of the Company if so elected; (v) the class and number of shares of the Company that are owned beneficially and of record by the shareholder proposing such business and by the beneficial owner, if any, on whose behalf the proposal is made; and (vi) any material interest of such shareholder proposing such business and the beneficial owner, if any, on whose behalf the proposal is made in such business.

For a shareholder proposal to be eligible under the BCBCA for the 2025 annual meeting, the shareholder proposal must be received at the Company’s registered office, at the following address: Suite 2300, 550 Burrard Street, Vancouver, British Columbia V6C 2B5, no later than September 17, 2025, which is 3 months before the anniversary of this year’s general meeting. In addition, the proposal must be in writing, accompanied by the requisite declarations and signed by the submitter and qualified shareholders who at the time of signing are the registered or beneficial owners of shares that, in the aggregate: (a) constitute at least 1% of our issued Class A Ordinary Shares that have the right to vote at general meetings; or (b) have a fair market value in excess of C$2,000. For the submitter or a qualified shareholder to be eligible to sign the proposal, that shareholder must have been the registered shareholder or beneficial owner entitled to vote at our general meetings for an uninterrupted period of at least two years before the date the proposal is signed.

The proposal must be accompanied by a declaration from the submitter and each supporter, signed by the submitter or supporter, as the case may be, or, in the case of a submitter or supporter that is a corporation, by a director or senior officer of the signatory: (i) providing the name of and a mailing address for that signatory; (ii) declaring the number and class or series of shares carrying the right to vote at general meetings that are owned by that signatory as a registered owner or beneficial owner; and (iii) unless the name of the registered owner has already been provided, providing the name of the registered owner of those shares. A proposal may be accompanied by one written statement in support of the proposal. The proposal and, if any, the statement, together, must not exceed 1,000 words in length (excluding signatures and the declarations referred to above).

Proposals to be Considered at a Meeting but not Included in Our Proxy Statement

For any proposal that is not submitted for inclusion in next year’s proxy statement pursuant to Rule 14a-8 (as described above) but is instead sought to be presented directly at the 2025 annual meeting, the federal securities laws require shareholders to give advance notice of such proposals. The required notice must (pursuant to Rule 14a-4(c) of the Exchange Act), be received at the Company’s principal executive office, at the following address: New Horizon Aircraft Ltd., 3187 Highway 35, Lindsay, Ontario, K9V 4R1, Attention: Compliance Officer, no later than 45 days before the anniversary of this year’s mailing date. If the date of the 2025 annual meeting has changed more than 30 days from the prior year, then notice must be received a reasonable time before the registrant sends its proxy materials for the current year, which in the Company’s opinion would be no less than 45 days before that date. If a shareholder fails to provide timely notice of a proposal to be presented at the 2025 annual meeting, the chairman of the meeting will declare it out of order and disregard any such matter.

Director Nominations

Pursuant to our Articles, shareholders who wish to nominate persons for election to the Board at the 2025 annual meeting of shareholders must deliver written notice of the nomination to the Company at New Horizon Aircraft Ltd., at 3187 Highway 35, Lindsay, Ontario, K9V 4R1, Attention: Compliance Officer, not less than 30, nor more than 65 days prior to the date of the 2025 special meeting of shareholders; provided, however, that in the event that the 2025 annual meeting of shareholders is to be held on a date that is less than 50 days after the date (the “Notice Date”) on which the first public announcement of the date of the 2025 annual meeting was made, notice by the nominating shareholder may be made not later than the close of business on the 10th day following the Notice Date.

In addition to satisfying the requirements of the Articles, to comply with the SEC’s universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Board’s nominees must also provide notice to the Company in accordance with Rule 14a-19 under the Exchange Act not less than 60 days prior to the anniversary of this year’s annual meeting date, or December 17, 2025. The advance notice requirement under Rule 14a-19 does not override or supersede the notice requirement under the Company’s Articles.

OTHER MATTERS

This proxy statement is available at our corporate website at https://www.horizonaircraft.com. You also can obtain copies without charge at the SEC’s website at www.sec.gov.

In our filings with the SEC, information is sometimes “incorporated by reference.” This means that we are referring you to information that has previously been filed with the SEC and the information should be considered as part of the particular filing. In addition, this proxy statement includes several website addresses. These website addresses are intended to provide inactive, textual references only. The information on these websites is not part of this proxy statement.

Our Annual Report on Form 10-K for the fiscal year ended May 31, 2024 is available at our corporate website at https://www.horizonaircraft.com. You also can obtain copies without charge at the SEC’s website at www.sec.gov. The Annual Report does not include exhibits (other than certain certifications) but does include a list of exhibits, as filed with the SEC. We will furnish to each person whose proxy is solicited, upon our receipt of the written request of that person, a copy of the exhibits to our Annual Report for a charge of 10 cents per page. Please direct your request to New Horizon Aircraft Ltd., 3187 Highway 35, Lindsay, Ontario, K9V 4R1, Attention: Compliance Officer.

CONTACT FOR QUESTIONS AND ASSISTANCE WITH VOTING

If you have any questions or require any assistance with voting your shares or need additional copies of this proxy statement or voting materials, please contact:

Investor Relations
New Horizon Aircraft Ltd.
3187 Highway 35
Lindsay, Ontario, K9V 4R1
(613) 866-1935
IR@horizonaircraft.com

It is important that your shares are represented at the Special Meeting. Whether or not you plan to attend the Special Meeting, please vote by using the Internet or by telephone or, if you received a paper copy of the proxy card by mail, by signing and returning the enclosed proxy card, so your shares will be represented at the Special Meeting.

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. 2025 Vote by Internet, Smartphone or Tablet – QUICK EASY IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail Your Mobile or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on February 25, 2025. NEW HORIZON AIRCRAFT LTD. INTERNET www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Vote at the Meeting – If you plan to attend the virtual online special meeting, you will need your 12 digit control number to vote electronically at the special meeting. To attend the special meeting, visit: https://www.cstproxy.com/newhorizonaircraft/sm2025 MOBILE VOTING On your Smartphone/Tablet, open the QR Reader and scan the below image. Once the voting site is displayed, enter your Control Number from the proxy card and vote your shares. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. FOLD HERE DO NOT SEPARATE INSERT IN ENVELOPE PROVIDED PROXY Please mark your votes like this The special meeting of shareholders (the “Special Meeting”) of New Horizon Aircraft Ltd. (the “Company”) will be held exclusively online via the Internet on Wednesday, February 26, 2025, at 10:00 a.m. Eastern Time. The purposes of the meeting are: 1. To approve, in accordance with Nasdaq Listing Rule 5635, the conversion of certain Series A preferred shares (the “Series A Preferred Shares”) and the issuance of the Company’s Class A ordinary shares without par value (“Class A Ordinary Shares”) underlying such Series A Preferred Shares, which Series A Preferred Shares were issued in connection with an offering of securities of the Company that occurred on December 19, 2024. Detailed information with respect to this matter is set forth in the proxy statement, which we encourage you to carefully read in its entirety; and FOR AGAINST ABSTAIN 2. To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof. CONTROL NUMBER Signature Signature, if held jointly Date , 2025. Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

2025 Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held February 26, 2025 The Proxy Statement is available at https://www.cstproxy.com/newhorizonaircraft/sm2025 FOLD HERE DO NOT SEPARATE INSERT IN ENVELOPE PROVIDED PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS NEW HORIZON AIRCRAFT LTD. The undersigned appoints E. Brandon Robinson and Brian Merker, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the Class A Ordinary Shares of New Horizon Aircraft Ltd., held of record by the undersigned at the close of business on January 27, 2025 at the Special Meeting of Shareholders of New Horizon Aircraft Ltd. to be held on Wednesday, February 26, 2025 at 10:00 a.m. Eastern Time online via the Internet at https://www.cstproxy.com/newhorizonaircraft/sm2025, or at any adjournment thereof. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO INDICATION IS MADE, THE PROXY WILL BE VOTED “FOR” PROPOSAL 1. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. (Continued and to be marked, dated and signed, on the other side)